SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE ALLOCATION FUNDS

Index Asset AllocationFund (the “Fund”)

Effective immediately, the following information replaces the information titled Principal Investment Strategies, found on page 13 of the Fund’s prospectuses.

Equity Securities - We invest a portion of the Fund's assets in common stocks to replicate the S&P 500 Index. We do not individually select common stocks on the basis of traditional investment analysis. Instead, we invest in each company comprising the S&P 500 Index in proportion to its weighting in the S&P 500 Index; and

Fixed Income Securities - We invest a portion of the Fund's assets in US Treasury Bond to replicate the Barclays Capital 20+ Treasury Index. Bonds in this index have remaining maturities of 20 years or more.

The Fund invests in equity and fixed income securities with an emphasis on equity securities. Under normal circumstances, we invest at least 80% of the Fund's net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Barclays Capital 20+ Treasury Index. The Fund's "neutral" target allocation is 60% of the Fund's total assets in equity securities and 40% of the Fund's total assets in fixed income securities. The Fund does not select individual securities for investment, rather, it buys substantially all of the securities of various indexes to replicate such indices. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Barclays Capital 20+ Treasury index. We seek to maintain 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. We attempt to enhance the returns of the Fund by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund's target allocations. We do not anticipate making a substantial number of target allocation changes. We use futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles. We also may use futures, options, or swap agreements, as well as other derivatives, to manage risk or to enhance return. The percentage of Fund assets that we invest in different asset classes may temporarily deviate from the Fund's target allocations due to changes in market values. We may use cash flows or effect transactions to re-establish the target allocations.

Effective immediately, the following information replaces the information titled Principal Investments, found on page 22 of the Fund’s prospectuses.

Principal Investments

Under normal circumstances, we invest:

·      at least 80% of the Fund’s net assets in equity and fixed income securities designed to replicate the holdings and weightings of the securities comprising the S&P 500 Index and Barclays Capital 20+ Treasury Index.

The Fund’s “neutral” target allocation is as follows:

·        60% of the Fund’s total assets in equity securities; and

·        40% of the Fund’s total assets in fixed income securities.

Target Allocations

	Neutral Target Allocation	Target Allocation Ranges
Equity Styles	60%	35-85%
Fixed Income Styles	40%	15-65%

April 1, 2011                                                                                                                           AFR041/P501AS2